AMERICAN SKANDIA TRUST

Supplement dated December 5, 2005 to the

Statement of Additional Information dated May 1, 2005

This supplement sets forth changes with respect to the AST Money Market Portfolio (the “Portfolio”) of the American Skandia Trust Statement of Additional Information (“SAI”) dated May 1, 2005.

Effective immediately, the subadviser for the AST Money Market Portfolio is Prudential Investment Management, Inc. (“PIM”). PIM replaced Wells Capital Management (“Wells”) as the Portfolio’s subadviser. To reflect this change, all references in the SAI to Wells are hereby deleted and replaced, as appropriate, with references to PIM. To further reflect this change, the following section of the SAI is supplemented as explained below:

The table titled “Sub-advisory Fee Rates” is hereby revised by inserting the following:

Sub-advisory Fee Rates

Subadviser	Fee
PIM

0.06% of average daily net assets up to $500 million;

0.05% of average daily net assets above $500 million to $1 billion;

0.03% of average daily net assets above $1 billion to $2.5 billion;

0.02% of average daily net assets exceeding $2.5 billion

ASTSAISUP2